UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIMINI CAPITAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3305 Flamingo Drive,Vero Beach, Florida, 32963

April 30, 2009

Dear Stockholder,

     You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Bimini Capital Management, Inc. to be held at 8:00 a.m., local time, on June 16, 2009, at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. We look forward to greeting personally those stockholders that will be able to attend.

     The following pages include a formal Notice of Annual Meeting of Stockholders and the Proxy Statement describing the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of the company by voting on the matters described in the Proxy Statement.

     Your vote is important. Whether you plan to attend the meeting in person or not, we hope you will grant a proxy to vote your shares as soon as possible. Instructions for voting your shares are on the enclosed proxy card or vote instruction form. This will ensure representation of your shares if you are unable to attend. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

Sincerely, Robert E. Cauley Chairman of the Board and Chief Executive Officer

BIMINI CAPITAL MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2009

To Our Stockholders:

     We will hold the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Bimini Capital Management, Inc., a Maryland corporation (the “Company”), at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on Tuesday, June 16, 2009, at 8:00 a.m., local time, for the following purposes:

1.	To elect one Class III director to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To elect one Class I director to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

3.	To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

4.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on May 1, 2009, as the record date for the Annual Meeting. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock as of that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

     Admission to the Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting.

     If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

By Order of the Board of Directors,

Robert E. Cauley
Chairman of the Board and CEO

Vero Beach, Florida
April 30, 2009

BIMINI CAPITAL MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT
FOR 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2009

This Proxy Statement is being furnished to the holders of Class A Common Stock and Class B Common Stock of Bimini Capital Management, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on Tuesday, June 16, 2009, at 8:00 a.m., local time, or at any postponement or adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement and the enclosed proxy card or vote instruction form are being mailed to stockholders on or about April 30, 2009. If the enclosed proxy card or vote instruction form is executed and returned, it nevertheless may be revoked by the stockholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by submitting revised instructions to us by telephone or via the Internet, in accordance with the instructions on the enclosed proxy card or vote instruction form, as to how you would like your shares voted. A stockholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

Admission to the Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting. If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or Internet in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the Annual Meeting, will be voted as indicated on the proxy card or via telephone or the Internet and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:

Proposal 1: FOR the election of the Class III director nominee to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified (the “Class III Director Election Proposal”);

Proposal 2: FOR the election of the Class I director nominee to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified (the “Class I Director Election Proposal”);

Proposal 3: FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (the “Auditor Proposal”); and

At the discretion of the persons named in the enclosed Proxy Card, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER THE CLASS III DIRECTOR ELECTION PROPOSAL AND THE CLASS I DIRECTOR ELECTION PROPOSAL AND “FOR” THE AUDITOR  PROPOSAL.

FREQUENTLY ASKED QUESTIONS

When and where is the Annual Meeting?

The Annual Meeting will be held at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on Tuesday, June 16, 2009, at 8:00 a.m., local time.

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the 2009 Annual Meeting of Stockholders.

If your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as of the close of business on May 1, 2009, you are considered a stockholder of record, and we have sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed proxy card and our 2008 Annual Report.

If your shares were held in the name of a bank, brokerage account or other nominee as of the close of business on May 1, 2009, you are considered a beneficial owner of the shares held in street name. Your bank, broker or other nominee has sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed vote instruction form and our 2008 Annual Report.

You have the right to direct your bank, broker or other nominee on how to vote your shares by completing and returning the vote instruction form or by instructing your bank, broker or other nominee by following the telephone or Internet voting instructions provided.

What am I voting on?

You are voting on three proposals. Details of each proposal are included in the next section entitled “Matters to Be Considered at the Annual Meeting.”

▪	Proposal 1: To elect one Class III director (nominee Robert J. Dwyer) to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

▪	Proposal 2: To elect one Class I director (nominee Frank E. Jaumot) to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

▪	Proposal 3: To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009.

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board recommends that you vote your shares as follows:

▪	Proposal 1: FOR the election of the Class III director nominee to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

▪	Proposal 2: FOR the election of the Class I director nominee to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

▪	Proposal 3: FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009.

What are my choices when voting?

▪	Proposal 1: You may cast your vote in favor of the election the Class III director nominee or you may elect to abstain from voting your shares.

▪	Proposal 2: You may cast your vote in favor of the election of the Class I director nominee or you may elect to abstain from voting your shares.

▪	Proposal 3: You may cast your vote in favor of the ratification of BDO Seidman, LLP or you may elect to abstain from voting your shares.

How will my shares be voted if I do not specify how they should be voted?

The Board of Directors is asking for your proxy. Giving your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. If you sign and return the enclosed proxy card, but do not specify how to vote, your shares will be voted as follows:

▪	Proposal 1: FOR the election of the Class III director nominee to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

▪	Proposal 2: FOR the election of the Class I director nominee to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

▪	Proposal 3: FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009.

How do I vote?

You may grant a proxy to vote your shares by any one of the following methods:

▪	By mail: Mark your votes, sign and return the proxy card or vote instruction form in the postage paid envelope provided.

▪	By Internet: Log onto the website indicated on your proxy card or vote instruction form and follow the instructions provided.

▪	By telephone: Call the toll-free number shown on your proxy card or vote instruction form and follow the voice prompts.

Alternatively, you may attend the Annual Meeting in person and use a ballot to cast your vote. If you grant a proxy by the Internet or by telephone to vote your shares, you do not need to send in the proxy card or vote instruction form. The deadline for Internet and telephone proxy authorization will be 11:59 PM, Eastern Time, on Thursday, June 11, 2009. If your shares are held in the name of a bank, broker or other nominee, and you wish to vote your shares at the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must bring with you to the meeting to exchange for a ballot.

What vote is needed for the proposals to be adopted?

As of the close of business on the record date, May 1, 2009, there were 26,905,517 shares of the Company’s Class A Common Stock and 319,388 shares of the Company’s Class B Common Stock issued and outstanding, representing the only classes of voting stock of the Company issued and outstanding as of such date. Each holder of Class A Common Stock and each holder of Class B Common Stock is entitled to cast one vote per share of Class A Common Stock or Class B Common Stock held on each matter that properly comes before the Annual Meeting.  Holders of shares of Class A Common Stock and Class B Common Stock vote together as one class in all matters, except that matters that would adversely affect the rights and preferences of only one class must be separately approved by the holders of the adversely affected class.

▪
Quorum: In order to conduct the Annual Meeting, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required. This is referred to as a quorum. If you submit a properly executed proxy card or authorize a proxy by telephone or by Internet, you will be treated as present at the Annual Meeting for purposes of determining the presence of a quorum. Proxy cards marked as abstaining and broker non-votes on any proposal to be acted on by stockholders will be treated as present at the Annual Meeting for purposes of determining the presence of a quorum.

▪
Proposals: The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote.  The affirmative vote of a majority of all of the votes entitled to be cast on the matter is required for approval of the Auditor Proposal. For purposes of the vote on the Auditor Proposal, abstentions and broker non-votes will have the same effect as votes against the proposal.

Who will count and certify the votes?

Representatives of Broadridge Financial Solutions, Inc. and our corporate secretary and controller will count the votes and certify the election results. The results will be published in our Quarterly Report on Form 10-Q for the second quarter of 2009.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts registered with our transfer agent or with stock brokers or other nominees. Please complete and provide your voting instructions for all proxy cards and vote instruction forms that you receive.

Will my shares be voted if I do not sign and return my proxy card?

Possibly. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may either use its discretion to vote your shares on “routine matters” including each of the proposals at this meeting or leave your shares unvoted. For any “non-routine matters” considered at the meeting, your broker or other nominee would not be able to vote on such matters. We encourage you to provide instructions to your nominee by completing the vote instruction form or proxy card that you have received. This will ensure that your shares are voted at the Annual Meeting as you direct.

How can I change my vote?

You have the right to revoke your proxy at any time before the Annual Meeting. If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you may use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously mailed in a proxy card. The latest-dated, properly completed proxy that you submit, whether through the Internet, by telephone or by mail will count as your vote. Please note that if you submit a later proxy authorization by mail, your re-authorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual Meeting. If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

How can I attend the Annual Meeting?

Admission to the Annual Meeting is limited to stockholders who are entitled to vote or their authorized representatives. If you are a holder of record and wish to attend the Annual Meeting, tear off the Admission Ticket attached to the top half of your proxy card and bring it and a photo ID with you to gain admission to the meeting.

If your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting, you must bring other proof of ownership, such as an account statement, that clearly shows that you held Bimini Capital Management, Inc. common stock on the record date, or a legal proxy obtained from your bank, broker or other nominee. You must also bring a photo ID. Alternatively, you may obtain an admission ticket by sending your request and a copy of your proof of ownership to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963 provided that your request is received by the Company by Tuesday, June 11, 2009.

No cameras, recording equipment, electronic devices, large bags, backpacks, briefcases or packages will be permitted in the meeting room or adjacent areas, and other items will be subject to search.

Can I view or receive these materials electronically?

This Proxy Statement and our 2008 Annual Report are available online at www.biminicapital.com. From the home page, select the “SEC Filings” tab to view or download the materials.

If you hold your shares in street name, you must contact your bank, broker or other nominee to consent to electronic delivery. By choosing to access your proxy materials electronically in the future, you will save the company the cost of printing and mailing these documents to you and help conserve natural resources.

How do I obtain a copy of materials related to corporate governance?

Our Corporate Governance Guidelines, the charters of each standing committee of our Board of Directors, our Code of Business Conduct and Ethics, our Code of Ethics for Senior Financial Officers and other materials related to our corporate governance are published on the Corporate Governance section of our website at www.biminicapital.com. In addition, this information is available in print to any stockholder who requests it by contacting our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Who are the proxy solicitors and what are the solicitation expenses?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We can ask for proxies through the mail or personally by telephone or the Internet. We may use directors, officers and regular employees of the Company to ask for proxies. These people do not receive additional compensation for these services. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock held of record by them.  Broadridge Financial Solutions, Inc. assists us with certain administrative functions related to the distribution of the proxy, but is not acting as a solicitor.

How can I submit a proposal for consideration at the 2010 Annual Meeting?

To be considered for the 2010 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. No proposal can be included in our proxy statement for the 2010 Annual Meeting of Stockholders unless it is received by our corporate secretary no later than December 31, 2009. The proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Any stockholder whose proposal is not included in our proxy statement relating to the 2010 Annual Meeting of Stockholders and who intends to present a matter for consideration at such meeting must give notice to our corporate secretary in accordance with Section 1.11 of our Amended and Restated Bylaws and such matter must otherwise be a proper matter for stockholder action. For our 2010 Annual Meeting of Stockholders, any such notice must be received by our corporate secretary no later than April 17, 2010, and no earlier than March 18, 2010.

How can I recommend someone as a candidate for director?

A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, c/o Corporate Secretary, Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

To be effective for consideration at the 2010 Annual Meeting of Stockholders, the recommendation must be received by our corporate secretary no later than April 17, 2010, and no earlier than March 18, 2010 and must include information about the nominating stockholder and the nominee required to be included in a proxy statement under the rules of the Securities and Exchange Commission.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: TO ELECT ONE CLASS III DIRECTOR TO SERVE UNTIL THE 2012 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

One director is nominated for re-election as a Class III director to serve until the 2012 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier retirement, death or resignation. It is intended that the shares represented by each proxy for which no voting instructions have been given will be voted for the nominee for director set forth below, who is an incumbent director, or for any substitute nominee or nominees designated by our Board of Directors in the event the nominee becomes unavailable for election. The principal occupation of, and certain other information regarding, the Class III director nominee, as of April 30, 2009, is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE CLASS III DIRECTOR NOMINEE.
_____________________

Class III Director Nominee — Term Expires in 2012
_____________________

ROBERT J. DWYER, 64, has been a director of the Company since June 2007. He retired from Morgan Stanley Dean Witter in 1999 as Executive Vice President-National Sales Director, having served in that role from 1990 until his retirement. Prior to that, Mr. Dwyer was Director of Taxable Fixed Income for Morgan Stanley Dean Witter. He currently serves on the Board of Directors of the Bank of New York Ivy Multi-Strategy Hedge Funds.

Mr. Dwyer has numerous charitable and civic interests. He currently serves as Chairman of the Board of Trustees for Niagara University and is on the investment committee for the Vincentian Order. He also is Chairman of the Dwyer Family Foundation, which supports a number of health and social programs. Mr. Dwyer has also served as a member of the Board of Directors of MasTec, Inc. since October 2004.

PROPOSAL 2: TO ELECT ONE CLASS I DIRECTOR TO SERVE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

One director is nominated for election as a Class I director to serve until the 2010 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier retirement, death or resignation. It is intended that the shares represented by each proxy for which no voting instructions have been given will be voted for the nominee for director set forth below who is an incumbent director, or for any substitute nominee or nominees designated by our Board of Directors in the event the nominee becomes unavailable for election. The principal occupation of, and certain other information regarding, the Class I director nominee and our continuing directors, as of April 30, 2009, is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE CLASS I DIRECTOR NOMINEE.
_____________________

Class I Director Nominee — Term Expires in 2010
_____________________

FRANK E. JAUMOT, 52, has been a director of the Company since April 24, 2009.  He has been the Director of Accounting and Auditing for the certified public accounting firm of Ahearn, Jasco & Company, P.A. since 1991, and is a shareholder in that firm. From 1979 to 1991, Mr. Jaumot was associated with Deloitte & Touche LLP. Mr. Jaumot is a certified public accountant in Florida and Ohio and is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. He also is a member of the Board of Directors of MasTec, Inc. and Protective Products of America, Inc., and serves on the audit committees and the compensation committees for both.  Mr. Jaumot is also on the Board of Directors for Junior Achievement of South Florida, Inc., a not-for-profit entity.

_____________________

Continuing Class II Director — Term Expires in 2011
_____________________

ROBERT E. CAULEY, 49, has been a director of the Company since its inception in 2003. He is currently Chairman of the Board and Chief Executive Officer of the Company and is one of the Company’s founders. Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

PROPOSAL 3: TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our Audit Committee has selected the accounting firm of BDO Seidman, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2009, subject to ratification of this appointment by our shareholders.  Action by shareholders is not required by law in the appointment of an independent registered public accounting firm, but this appointment is submitted by the Board of Directors in order to give the shareholders a voice in the designation of auditors.  If the appointment is not ratified by the shareholders, the Board of Directors will reconsider its choice of BDO Seidman, LLP as our independent registered public accounting firm.  BDO Seidman, LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company or any of our subsidiaries in any capacity.  BDO Seidman, LLP has served as our independent registered public accounting firm since April 17, 2008 and audited our consolidated financial statements for the year ended December 31, 2008.  Consolidated financial statements for fiscal years ended December 31, 2006 and 2007 were audited by Ernst & Young LLP.

The Company anticipates that a representative of BDO Seidman, LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

Board Composition

The Company’s business, property and affairs are managed under the direction of the Board of Directors. The Board is currently comprised of three directors divided into three classes, with one director representing each class. Terms of the classes are staggered, with one class standing for election each year. The Board is elected by stockholders to oversee management of the Company in the long-term interests of all stockholders.

Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities and Exchange Commission, the Board is required to affirmatively determine and disclose the independence of each director, and nominee for election as a director, based on the director independence standards of a national securities exchange or an inter-dealer quotation system having certain director independence requirements notwithstanding that the Company is not currently listed on any such exchange and the Company’s securities are not currently quoted in any such inter-dealer quotation system. The Board has determined to use the definition of “independent director” as set forth in the marketplace rules of The Nasdaq Stock Market, LLC. Based on such definition, the Board has affirmatively determined that the following person is independent within the meaning of the marketplace rules of The Nasdaq Stock Market, LLC and has no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director:

Robert J. Dwyer

In addition, the Board has determined that Robert E. Cauley is not independent because he is an officer and employee of the Company and Frank E. Jaumot is not independent as a result of the services provided to the Company by Ahearn, Jasco & Company, P.A. (see Transactions with Related Persons below for further details). The Board has further determined that each member of the Board’s standing committees as described below satisfy the independent director criteria applicable to each such committee’s members under the marketplace rules of The Nasdaq Stock Market, LLC.

Board Meetings and Committees

The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The charter of each Board committee is available on the Corporate Governance section of our website at www.biminicapital.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. The following table reflects the composition of each of the Board’s standing committees as of April 30, 2009:

Audit	Compensation	Corporate Governance and
Committee	Committee	Nominating Committee
Robert J. Dwyer*+	Robert J Dwyer*	Robert J. Dwyer*

*	Current Committee Chair.
+	Audit Committee Financial Expert.

If Mr. Jaumot is elected, the Board anticipates that he will join the Compensation and Corporate Governance and Nominating Committee.

During 2008, the Board held 10 meetings, the Audit Committee held 7 meetings, the Corporate Governance and Nominating Committee held two meetings and the Compensation Committee held 8 meetings. During 2008, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which such person was a director) and the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).  It is the Company’s policy for Board members to attend the Annual Meeting of the Stockholders.  In 2008, three of the four Board members attended the Annual Meeting of the Stockholders.

Audit Committee

The Audit Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee will be comprised of at least one director as appointed by the Board, whom shall meet the independence and audit committee composition requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee.

The functions of the committee are primarily to review with our independent registered public accounting firm their reports concerning audit findings related to the Company’s annual and quarterly financial statements, internal controls and procedures and disclosure controls and procedures. The committee also appoints our independent registered public accounting firm and assists the Board in oversight of our compliance with legal and regulatory requirements related to financial reporting matters.

The Board has determined that the Chair of the committee, Mr. Robert J. Dwyer, is an “audit committee financial expert” within the meaning of the applicable rules and regulations of the Securities and Exchange Commission and an Independent Directors according to the marketplace rules of The Nasdaq Stock Market, LLC.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee has selected BDO Seidman, LLP as its independent registered public accounting firm for 2009 and audited its annual consolidated financial statements for 2008. Ernst & Young LLP had previously been engaged to audit the Company’s annual consolidated financial statements and to perform certain audit-related services for the years 2006 and 2007. The Company anticipates that representatives of BDO Seidman, LLP will be present at the Annual Meeting and, while they do not plan to make a statement (although they will have the opportunity to do so if they desire), they will be available to respond to appropriate questions from stockholders.

Fee Disclosure

The following table lists the fees for services rendered by our independent registered public accounting firm for the years ended December 31, 2008 and 2007:

Services	2008(5)	2007(4)
Audit Fees(1)	$550,000	$1,194,036
Audit Related Fees(2)	-	4,126
Tax Fees(3)	-	-
All Other Fees	-	-
Total	$550,000	$1,198,162

(1)	Fees related to the audit of the consolidated financial statements, consents, quarterly reviews, consultations concerning financial accounting and reporting standards arising during the audits.
(2)	Audit-related fees consist of Sarbanes Oxley compliance review and consultation.
(3)	Tax services consist of tax compliance and tax planning and advice.
(4)	Audit services rendered in the fiscal year ended December 31, 2007 were performed by Ernst & Young, LLP.
(5)	Audit services rendered in the fiscal year ended December 31, 2008 were performed by BDO Seidman, LLP.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. All of the fees reflected above were approved by our Audit Committee.

Transactions with Related Persons

Pursuant to its committee charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving related person transactions. Related person transactions include those transactions required to be disclosed by Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. As the Company is currently a “smaller reporting company” within the meaning of Regulation S-K, Item 404 requires disclosure of any transaction, since the beginning of the Company’s fiscal year immediately preceding the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person had or will have a direct or indirect material interest. The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s immediate family members, where applicable.

In fulfilling its responsibility, the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions. The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to approve, ratify or disapprove any related person transaction, including any one or more of the following:

▪	The terms of the transaction;

▪	The benefits to the Company of the transaction;

▪	The availability of other sources for comparable products or services;

▪	The terms available to unrelated third parties or to employees generally; and

▪
The impact on a director’s independence in the event that such director is a party to the transaction or such director, an immediately family member of such director, or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.

No director may participate in any consideration or approval of a related person transaction with respect to which such director or any of such director’s immediate family members is the related person or has a direct or indirect material interest. Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders.

On an annual basis, the Company solicits information from each of the Company’s directors and executive officers to identify related person transactions. If a related person transaction that has not been previously approved or previously ratified is identified, the Audit Committee will promptly consider all of the relevant facts. If the transaction is ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person transaction. If the transaction has been completed, the Audit Committee may seek to rescind the transaction where appropriate and may recommend that the Board or the Company take appropriate disciplinary action where warranted. In addition, the Audit Committee will generally review any ongoing related person transactions on an annual basis to determine whether to continue, modify or terminate such related person transactions.

Mr. Jaumot is the Director of Accounting and Auditing and a shareholder of the certified public accounting firm Ahearn, Jasco & Company, P.A.  Ahearn, Jasco & Company, P.A. has provided tax, accounting, and SEC consulting services to the Company since approximately 2003 and is expected to continue providing such services in the future.  Mr. Jaumot has been directly involved with services provided by Ahearn, Jasco & Company, P.A. to the Company.  During fiscal year 2008, the Company paid Ahearn, Jasco & Company, P.A. approximately $103,342 and from January 1, 2009 through April 30, 2009, the Company has been billed approximately $90,000 for services performed in 2009.  The Audit Committee has reviewed the engagement of Ahearn, Jasco & Company, P.A. and Mr. Jaumot’s position on the Board of Directors, and determined that the engagement of Ahearn, Jasco & Company, P.A. is in the best interests of the Company.  The Audit Committee will annually review this engagement.

Compensation Committee

The Compensation Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee will be comprised of at least one  director as appointed by the Board, each of whom shall meet the independence requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee. The Compensation Committee reviews and establishes or recommends to the Board the compensation and benefits of all of the Company’s executive officers, administers the Company’s incentive compensation plans and establishes and reviews general policies relating to compensation and benefits of the Company’s employees. Recommendations regarding compensation of other non-executive officers are made by our Chief Executive Officer.

The Compensation Committee has the sole authority under its charter to select, retain and terminate a compensation consultant and to approve the consultant’s fees and other retention terms. The Compensation Committee did not engage any compensation consultants during 2008. Rather, the Compensation Committee reviewed certain informational resources provided by the Company’s management.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2008 an officer or employee of the Company or any of the Company’s direct or indirect subsidiaries nor is any such person a former officer of the Company or any of the Company’s direct or indirect subsidiaries. In addition, no executive officer of the Company currently serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of the Company.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee. Among other things, the charter provides that the committee shall be comprised of at least one director as appointed by the Board, each of whom shall meet the independence requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee. The charter also provides that the committee shall be responsible to identify and recommend to the Board of Directors persons to be nominated by the Board to stand for election as directors at each Annual Meeting of Stockholders and persons to be elected by the Board to fill any vacancy or vacancies in its number. The committee also recommends to the Board actions to be taken regarding the structure, organization and functioning of the Board, and the persons to serve as members of the standing committees of, and other committees appointed by, the Board. The charter gives the committee the responsibility to develop and recommend corporate governance guidelines to the Board, and to recommend to the Board the process and criteria to be used in evaluating the performance of the Board and to oversee the evaluation of the Board.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee may consider candidates proposed by management, but is not required to do so. The committee also relies on suggestions and recommendations from current directors and stockholders and does not distinguish nominees recommended by stockholders from other nominees. A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

In evaluating candidates for members of the Board, the Corporate Governance and Nominating Committee has not established specific minimum qualification standards, but rather takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines. These guidelines are revised from time to time to better address new or changing needs and regulatory requirements. The Corporate Governance Guidelines may be accessed from the Corporate Governance section of our website at www.biminicapital.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Corporate Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all officers, directors and employees of the Company and its subsidiaries. The Company has also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company’s Code of Business Conduct and Ethics and the Company’s Code of Ethics for Senior Financial Officers may be accessed from the Corporate Governance section of our website at www.biminicapital.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. The Company intends to disclose any waivers from, or amendments to, our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers required to be disclosed by applicable law or stock exchange listing standards by posting a description of such waiver or amendment on our website at www.biminicapital.com.

Stockholder Communications

Stockholders and other interested parties may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board or with the non-management directors as a group, by sending a letter to the attention of the appropriate person or persons (which may be marked as confidential) addressed in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. All communications received by our corporate secretary will be forwarded to the intended recipient(s). Any such communications may be made anonymously.

AUDIT COMMITTEE REPORT

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2008, the Audit Committee:

▪	Reviewed and discussed the Company’s audited consolidated financial statements with management;

▪
Discussed with the Company’s independent registered public accounting firm, BDO Seidman, LLP, the matters required by Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

▪	Received the written independence disclosures from BDO Seidman, LLP required by the Public Company Accounting Oversight Board in Rule 3526.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

The Audit Committee:

Robert J. Dwyer (Chair)

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION OF DIRECTORS

Overview

Directors who are not also employees of the Company are paid compensation in exchange for their service as a director. Director compensation is reviewed periodically by the Board to ensure such compensation is reasonable and appropriate.

Annual Retainer

During 2007, each of the Company’s non-employee directors were entitled to an annual retainer of $95,000. From and after the 2008 Annual Meeting, the annual retainer was reduced to $70,000. Except for directors that own, through direct ownership or voting control, 50,000 shares or more of the Company’s Class A Common Stock, a minimum of one-half of the compensation paid to the Company’s non-employee directors is required to be paid in the form of shares of the Company’s Class A Common Stock. In addition, each of the Company’s non-employee directors may elect to receive all or a portion of the balance of their director compensation in the form of shares of the Company’s Class A Common Stock. Directors that are also employees of the Company are not separately compensated for their service as directors.

The Company has agreed to compensate Mr. Jaumot on a different basis than the other non-employee directors.  Mr. Jaumot will be compensated for his board service on an hourly basis using the standard hourly rate used in his CPA practice which is currently $345 per hour.

Additional Retainers

In addition to the annual retainer for each non-employee director, non-employee directors were entitled to the following additional retainers during 2008:

Nature of Retainer	Retainer Amount
Audit Committee Chair	$25,000
Corporate Governance and Nominating Committee Chair	$10,000
Compensation Committee Chair	$10,000

During 2008, Mr. Robert J. Dwyer served as Audit Committee Chair and he became the Chair of the Corporate and Governance Committee following Mr. Bespolka’s resignation in September 2008.  Mr. Dwyer also became the Chair of the Compensation Committee following Mr. Mortenson’s resignation on December 18, 2008.

The following table sets forth the compensation paid to non-employee directors during 2008:

Directors Compensation Table
	Fees				Non-Qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash[1,6]	Awards[2,6]	Awards	Compensation	Earnings	Compensation	Total
K. L. Bespolka[3]	$7917	$57,445	$—	$—	$—	$—	$65,362
R. J. Dwyer	$10,000	$115,445	$—	$—	$—	$—	$125,445
W. C. Mortenson[4]	$107,450	$22,000	$—	$—	$—	$—	$129,450
B. H. Ortale[5]	$8,750	$-	$—	$—	$—	$—	$8,750
____________________

[1] During 2008, director fees included an annual retainer of $70,000 and additional committee chair retainers. The chair of the Audit Committee received an additional annual retainer of $25,000, while the chairs of the Compensation Committee and the Corporate Governance and Nominating Committee each received an additional annual retainer of $10,000. These retainer fees were paid quarterly and directors were entitled to elect to receive shares of the Company’s Class A Common Stock in lieu of all or any portion of their retainer fees that would otherwise be payable in cash. In addition, except for directors that own, through direct ownership or voting control, 50,000 shares or more of the Company’s Class A Common Stock, a minimum of one-half of the compensation paid to the Company’s non-employee directors is paid in the form of shares of the Company’s Class A Common Stock.

[2] Amounts in this column represent the expense, rounded to the nearest dollar, recognized for financial statement purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of shares of the Company’s Class A Common Stock issued to directors in lieu of any retainer fees that would otherwise be payable in cash. The grant date fair value of shares of the Company’s Class A Common Stock so issued during 2008 to each non-employee director is shown in the accompanying table below entitled “Stock Awards to Non-Employee Directors in Lieu of Cash Payments.”

3 Mr. Bespolka resigned as a director on September 10, 2008. His compensation as a director and Chair of the Corporate Governance and Nominating Committee was prorated to the date of his resignation

4 Mr. Mortenson resigned as a director on December 18, 2008. His compensation as a director was prorated to the date of his resignation.

5 Mr. Ortale resigned as a director on January 17, 2008. His compensation as a director was prorated to the date of his resignation

6. Directors fees are paid in advance on December 15, March 15, June 15, and September 15 of each year. The amount reflected is the ratable portion of the fees earned through December 31.

Stock Awards to Non-Employee Directors in Lieu of Cash Payments
		Stock Awards:	Grant Date
		Number of	Fair Value
		Securities	of Stock
Name	Grant Date	Underlying (#)	Awards[1]
R. J. Dwyer	2/19/2008	61,225	$30,000.25
	5/15/2008	50,000	17,000.00
	6/16/2008	108,871	33,750.01
	9/16/2008	129,725	25,945.00
	12/16/2008	218,750	8,750.00

K.L. Bespolka	2/19/2008	53,572	$26,250.28
	6/16/2008	92,742	28,750.02
	9/16/2008	12,225	2,445.00

W. C. Mortenson	2/19/2008	10,205	$5,000.45
	5/15/2008	50,000	17,000.00

____________________

[1] Amounts in this column represent the expense, rounded to the nearest dollar, recognized for financial statement purposes for the year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of shares of the Company’s Class A Common Stock issued to directors in lieu of any retainer fees that would otherwise be payable in cash.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes compensation awarded or paid during the Company’s last two fiscal years to the Company’s principal executive officer, principal financial officer and the Company’s only other executive officer as determined by the Company’s Board of Directors based upon Rule 3b-7 under the Securities Exchange Act of 1934, as amended. The individuals listed below constitute all of the Company’s executive officers and are referred to as the Company’s named executive officers.

ROBERT E. CAULEY, 50, has been a director of the Company since its inception in 2003. He is currently Chairman of the Board and Chief Executive Officer of the Company and is one of the Company’s founders. Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

G. HUNTER HAAS, IV, 32,   serves as President, Chief Investment Officer, Chief Financial Officer and Treasurer for the Company.  Mr. Haas joined Bimini Capital Management, Inc. in April 2004 as Vice President and Head of Mortgage Research.  Prior to joining the Company, Mr. Haas worked at National City Mortgage Company from June 2002 to April 2004, most recently as Vice President of Risk Analytics in the Servicing Asset Risk Management Department. While there, he specialized in researching the impact of mortgage prepayments on a $155 billion servicing portfolio. Mr. Haas has presented his research at conferences to other fixed income and mortgage banking professionals. He worked at Homeside Lending Inc. from December 2001 to May 2002, where he was a member of the Capital Markets Finance Group. Prior to December 2001, Hunter attended Oklahoma State University, where he received his MS in Economics. While there he focused his graduate studies on econometrics, forecasting and statistical analysis.

Summary Compensation Table

							Nonqualified
Name and						Non-Equity	Deferred
Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary[1]	Bonus[2]	Awards[3]	Awards	Compensation	Earnings	Compensation[4]	Total
Jeffrey J. Zimmer[5]	2008	$431,667	$111,200	$111,640	$—	$—	$—	$16,762	$671,269
Chairman,	2007	500,000	111,200	1,605,033	—	—	—	70,574	$2,286,808
President and
Chief Executive
Officer
Robert E. Cauley,	2008	$400,000	$88,800	$465,840	$—	$—	$—	$22,960	$977,599
Chairman	2007	400,000	88,800	1,067,989	—	—	—	51,465	$1,608,254
Chief Executive Officer
G. Hunter Haas, IV	2008	$200,004	$227,500	$81,824	$—	$—	$—	$11,605	$524,930
President, Chief Investment Officer, Chief Financial Officer, & Treasurer
J.Christopher Clifton [6]	2008	$250,008	$95,000	$13,167	$—	$—	$—	$12,805	$370,980
Executive Vice President, General Counsel, Chief Compliance Officer & Secretary
____________________

[1] Effective January 1, 2006, the annual salaries of Messrs. Zimmer and Cauley were increased to $500,000 and $400,000, respectively. Pursuant to the Employment Agreements of Messrs. Zimmer and Cauley, any future reduction in these amounts while their respective Employment Agreements remain in effect would entitle Messrs. Zimmer and Cauley to seek termination of their respective Employment Agreements resulting in certain severance payments described below in the section entitled “Potential Payments Upon Termination or a Change of Control.”

2     On February 6, 2008, the Compensation Committee awarded cash bonuses to Messrs. Zimmer and Cauley in respect of 2007 service to the Company in the amounts of $111,200 and $88,800, respectively. These amounts were paid on February 15, 2008. During 2007, Messrs. Zimmer and Cauley each received quarterly cash bonus payments in lieu of any non-equity incentive plan compensation to which they may have otherwise been granted under the Company’s 2004 Performance Bonus Plan.

[3] The amounts in this column reflect the FAS 123(R) compensation expense recognized for financial statement purposes during the Company’s last two fiscal years of all awards of phantom stock granted to the named executive officers pursuant to the Company’s 2003 Long-Term Incentive Compensation Plan. On January 2, 2008, the Compensation Committee granted the following phantom shares to certain employees: Mr. Clifton-75,000 phantom shares and Mr. Haas-115,000 phantom shares. The aggregate grant date fair value of each award of phantom stock is determined by reference to the closing stock price of the Company’s Class A Common Stock on the date each award is granted. Assumptions, if any, used in calculating these amounts are set forth in the Notes to the Company’s consolidated financial statements for the applicable calendar year ended December 31, which financial statements are included in the Annual Report on Form 10-K of the Company for the applicable calendar year. Compensation expense associated with equity-based awards is generally recognized over the vesting period of the award.

[4] For the executive officers, amounts in this column represent the total of all other compensation as detailed in the table below entitled “All Other Compensation Table.”

[5]	Mr. Zimmer resigned his positions as Chairman of the Board, President and Chief Executive Officer, and a Member of the Board on April 14, 2008.

6	Mr. Clifton resigned as Executive Vice President, General Counsel, Chief Compliance Office and Secretary of the Company effective February 27, 2009.

The Company’s employment agreements with Messrs. Zimmer and Cauley expired on April 11, 2008.  Mr. Zimmer resigned his positions as Chairman of the Board, President and Chief Executive Officer, and a Member of the Board on April 14, 2008.  In connection with Mr. Zimmer’s resignation, the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) with Mr. Zimmer that provides for, among other things, payment to Mr. Zimmer of his base salary through April 30, 2008, a cash payment to Mr. Zimmer of $265,000, payable in two equal installments, and certain health insurance and other benefits.  Under the Separation Agreement, Mr. Zimmer is subject to certain negative and affirmative covenants, including a non-solicitation and no-hire covenant, a non-disclosure covenant with respect to the Company’s confidential information and certain other covenants.

Mr. Cauley no longer has an employment agreement with the Company, however, Mr. Cauley and Mr. Haas are parties to a Severance Agreement with the Company dated December 18, 2008 which is described in detail below under “Potential Payments Upon Termination or a Change of Control.”  Under their now expired employment agreements, Messrs. Zimmer and Cauley received, at the Company’s expense, an automobile allowance, life insurance in an amount of at least $2,500,000 for Mr. Zimmer and $2,000,000 for Mr. Cauley, long-term disability, medical, vision and dental insurance benefits, and continued coverage under the Company’s group health plans for a period of three years in the event of death or disability. The Company also paid Messrs. Zimmer and Cauley additional income to reimburse them for personal tax liability associated with certain of these perquisites and insurance benefits. Please refer to the “All Other Compensation Table” below for further information concerning the costs associated with these perquisites and other benefits.

For 2008, there were no increases to the base salaries of Messrs. Zimmer and Cauley. For 2009, no increases to the base salary of Mr. Cauley or Mr. Haas have been made to date.   The Board of Directors anticipates entering into employment agreements with Mr. Cauley and Mr. Haas during 2009.  On February 6, 2008, the Compensation Committee did, however, award cash bonuses to Messrs. Zimmer and Cauley in respect of 2007 service to the Company in the amounts of $111,200 and $88,800, respectively. These amounts were paid on February 15, 2008.

Grants of Plan Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

NAME	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Unit (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
J. J. Zimmer		-	-	-	-	-	-	-	-	-	-
R. E. Cauley		-	-	-	-	-	-	-	-	-	-
G. H. Haas	01/02/08	-	-	-	-	-	-	115,000	-	-	$29,900
J.C. Clifton	01/02/08	-	-	-	-	-	-	75,000	-	-	$19,500

The Compensation Committee granted to Mr. Cauley 124,350 phantom shares in June 2004, 73,333 phantom shares in February 2005, 73,333 phantom shares in January 2006, 0 phantom shares in 2007, 0 phantom shares in 2008, and 0 phantom shares to date in 2009 under the Company’s 2003 Long Term Incentive Compensation Plan.  All of the phantom shares granted to Mr. Cauley in 2004, 2005, and 2006 have vested and the underlying shares of the Company’s Class A Common Stock have been issued.

On January 2, 2008, the Compensation Committee also awarded 75,000 phantom shares to Mr. Clifton and 115,000 phantom shares to Mr. Haas.  These phantom shares generally vest on a quarterly basis but do not include dividend equivalent rights.

The amounts reported in the “Stock Awards” column of the Summary Compensation Table above reflect the FAS 123(R) compensation expense recognized for financial statement purposes during the Company’s last two fiscal years of all awards of phantom stock granted pursuant to the Company’s 2003 Long-Term Incentive Compensation Plan prior to 2009 as described in the preceding two paragraphs.

The Company does not maintain a pension plan or nonqualified deferred compensation plan in which any of the named executive officers participate. Also, the Company has never granted stock options.

All Other Compensation Table

		Perquisites				Other Compensation
			Health &
			Dental	Disability		Savings Plan	Life	Tax	Dividend
		Automobile	Insurance	Insurance		Matching	Insurance	Gross-Up	Equivalent
NAME	Year	Allowance[1]	Premiums[2]	Premiums[3]	Other[4]	Contributions[5]	Premiums[6]	Payments[7]	Rights[8]	Total
J. J. Zimmer	2008	$3,200	$3,758	$3,400	$-	$5,167	$1,237	$-	$-	$16,762
	2007	9,600	$3,979	$10,200	$2,530	$9,000	$3,710	$4,495	$27,060	$70,574
R. E. Cauley	2008	$4,000	$3,796	$1,053	$-	$9,200	$4,910	$-	$-	$22,960
	2007	9,600	$3,979	$2,528	$1,580	$9,000	$4,910	$3,257	$16,610	$51,465
G. H. Haas	2008	$-	$2,405	$-	$-	$9,200	$-	$-	$-	$11,605

J.C. Clifton	2008	$-	$3,605	$-	$-	$9,200	$-	$-	$-	$12,805

____________________

[1] Amounts in this column reflect the actual dollar amount paid by the Company as reimbursement of automobile expenses, exclusive of any tax gross-up payments.

[2] Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for health, accidental death and dental insurance premiums, exclusive of any tax gross-up payments, in excess of the percentage of such premiums paid by Company for all salaried employees generally.

[3] Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for disability insurance premiums, exclusive of any tax gross-up payments.

[4] Amounts in this column reflect the aggregate incremental cost to the Company of tax return preparation and automobile related services. These perquisites were eliminated effective April 2007.

[5] Amounts in this column reflect Company matching contributions under the Company’s 401(k) savings plans.

[6] Amounts in this column reflect the actual dollar amount paid by the Company on behalf of the executive for life insurance premiums, exclusive of any tax gross-up payments.

[7] Amounts in this column reflect the additional income paid by the Company to reimburse the executive for personal taxes on certain perquisites, including automobile allowances and disability and life insurance premiums. These tax gross-up payments were eliminated effective April 2007.

[8] Amounts in this column represent the aggregate dollar value of dividend equivalent rights, rounded to the nearest dollar, paid during each of the Company’s last two fiscal years in respect of phantom shares that were unvested on the applicable dividend date. These amounts are required to be reported in the All Other Compensation column of the accompanying table above entitled “Summary Compensation Table” because such amounts are not included in determining the grant date fair value in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) of phantom shares granted to executives. Dividends paid on issued and outstanding shares of the Company’s Class A Common Stock and Class B Common Stock that was issued to, or purchased by, an executive prior to the applicable dividend date are not included in these amounts.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
			Equity						Equity Incentive
			Incentive					Equity Incentive	Plan Awards:
			Plan Awards:				Market	Plan Awards:	Market or
	Number of	Number of	Number of			Number of	Value of	Number of	Payout
	Securities	Securities	Securities			Shares	Shares or	Unearned	Value of
	Underlying	Underlying	Underlying			or Units of	Units of	Shares, Units or	Unearned
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Other Rights	Shares, Units or
	Options	Options	Unearned	Exercise	Option	Have	Have	That Have Not	Other Rights
	(#)	(#)	Options	Price	Expiration	Not Vested	Not Vested	Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)1	($)2	(#)	($)
J. J. Zimmer	—	—	—	—	—			—	—
R. E. Cauley	—	—	—	—	—			—	—
G.H. Haas						81,756	3,270
J.C. Clifton						50,395	2,016
____________________

[1] Amounts in this column represent the number of shares of the Company’s Class A Common Stock that is issuable upon vesting of phantom shares that were granted under the Company’s 2003 Long-Term Incentive Compensation Plan and that remain unvested as of December 31, 2008. These phantom shares time vest quarterly and are subject to certain forfeiture provisions prior to vesting, but are not subject to any performance-based vesting criteria. For this reason, these amounts are reflected in this column and not the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column. For Mr. Cauley, the 43,999 phantom shares were fully vested on November 15, 2008.

[2] Market value is based on the $0.04 closing price of the Company’s Class A Common Stock on December 31, 2008, and assumes that the time-based vesting criteria of all phantom shares unvested as of December 31, 2008, will be satisfied.

Executive Retirement Benefits

The Company does not maintain any tax-qualified or nonqualified defined benefit pension plans, supplemental executive retirement plans or nonqualified deferred compensation plans in which any of the named executive officers participate. The Company does maintain a tax qualified defined contribution plan in which Messrs. Zimmer and Cauley participate. Under these defined contribution plans, Messrs. Zimmer and Cauley  received certain matching contributions as set forth in the All Other Compensation table above.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE OF CONTROL

Mr. Cauley and Mr. Haas entered severance agreements with the Company on December 18, 2008.  The term of the severance agreements expires December 31, 2009, but is automatically extended by additional twelve month periods each January 1 unless the Company provides notice otherwise or in the event of a change of control during the term.

The qualitative and quantitative information below reflects the amount of compensation payable to each of the named executives under their respective severance agreements with the Company in the event of termination of such executive’s employment under several different circumstances. Amounts disclosed assume that such termination was effective as of December 31, 2008, and thus include amounts earned through such time and are estimates of the amounts that would have been payable to the executives had their employment terminated effective December 31, 2008. The actual amounts, if any, to be paid out under the executive’s respective employment agreement can only be determined at the time of such executive’s separation from the Company.  Upon expiration of these employment agreements, the termination payment provisions contained in the severance agreements, as described below, will automatically terminate and will have no further force or effect.

Potential Payments and Benefits upon Termination without Cause or for Good Reason

Under the severance agreements of Messrs. Cauley and Haas, if the Company terminates Mr. Cauley’s or Mr. Haas’ employment without “cause” or they terminate their respective employment for “good reason,” Mr. Cauley or Mr. Haas, as applicable, will be entitled to receive the following payments and benefits from the Company, subject to the terms and conditions of the severance agreements:

•	Payment of any accrued but unpaid salary from the Company through the date that Mr. Cauley’s or Mr. Haas’ employment terminates;

•	Payment of any bonus that has been approved by the Compensation Committee of the Board but which remains unpaid as of Mr. Cauley’s or Mr. Haas’ termination of employment;

•
Reimbursement for any expenses that Mr. Cauley or Mr. Haas incurred on behalf of the Company prior to termination of employment to the extent that such expenses are reimbursable under the Company’s standard reimbursement policies;

•	Payment for the cost of continued health plan coverage for Mr. Cauley or Mr. Haas and their qualified beneficiaries for certain periods up to one year if certain conditions are met;

•	Payment for any benefits or payments that Mr. Cauley or Mr. Haas is entitled to receive under any employee benefit plans or other arrangements or agreements that cover Executive;

•	Nonvested restricted stock, stock options and other equity awards will become automatically vested on the date of Mr. Cauley’s or Mr. Haas’ termination of employment;

•	Indemnification if certain liabilities are incurred by Executive pursuant to Internal Revenue Code Section 4999; and

•	A severance benefit equal to the amount described in either (i), (ii) or (iii), as applicable.

(i)           If the Company terminates Mr. Cauley’s or Mr. Haas’ employment with the Company without Cause within six months before or after a change of control or Mr. Cauley or Mr. Haas resigns from the Company within six months after a change of control with Good Reason, Mr. Cauley or Mr. Haas will receive a severance benefit payable equal to the sum of one year of Mr. Cauley or Mr. Haas’ respective annual base salary from the Company as in effect on the date Mr. Cauley or Mr. Haas’ employment terminates and the average of the annual cash bonuses, excluding extraordinary bonuses, paid to Mr. Cauley or Mr. Haas for the Company’s two fiscal years ending before the date Mr. Cauley or Mr. Haas’ employment with the Company terminates.

(ii)           If Mr. Cauley or Mr. Haas’ employment terminates for reasons other than those specified in (i) or (iii) hereof, the severance benefit payable is equal to one-half of Mr. Cauley or Mr. Haas’ annual base salary from the Company as in effect on the date Mr. Cauley or Mr. Haas’ employment terminates and the average of the annual cash bonuses, excluding extraordinary bonuses, paid to Mr. Cauley or Mr. Haas for the Company’s two fiscal years ending before the date Mr. Cauley or Mr. Haas’ employment with the Company terminates.

(iii)           If, before 2010, the Company is liquidated, dissolved or files bankruptcy, Mr. Cauley or Mr. Haas will receive a severance benefit payable equal to three hundred thousand dollars ($300,000) to Mr. Cauley or two hundred fifty-thousand dollars ($250,000) to Mr. Haas.

Had the employment of Messrs. Cauley and Haas been terminated effective as of December 31, 2008, without Cause or for Good Reason, the severance payment would have been $488,800, $288,800, or $300,000 for Mr. Cauley, depending whether subpart (i), (ii), or (iii) applied, and $407,504, $307,502, or $250,000 for  Mr. Haas, depending whether subpart (i), (ii), or (iii) applied.  In addition, the fair market value as of December 31, 2008, of unvested equity-based awards the vesting of which would have been accelerated under such circumstances would have been $0 and $3,270, respectively, for Messrs. Cauley and Haas. Thus, the total maximum value realized by Messrs. Cauley and Haas under such circumstances, excluding amounts attributable to earned and accrued (but unpaid) compensation, continuing health insurance coverage and outplacement services, would have been $488,800 and $410,774, respectively, based on the closing price of the Company’s Class A Common Stock on December 31, 2008.

Mr. Cauley and Mr. Haas Severance Agreement Restrictive Covenants

Restrictive Covenants. In exchange for the severance payments set forth above, Messrs. Cauley and Haas are subject to confidentiality provisions that apply indefinitely, provisions barring the executive from soliciting any employees or customers of the Company or its affiliates, and non-compete provisions.   Messrs. Cauley and Haas are each bound by their respective non-solicitation and non-competition covenants for so long as they remain employees of the Company and its affiliates and for a one-year period thereafter.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners

As of the close of business on April 27, 2009, there were 27,544,293 shares of the Company’s common stock issued and outstanding, consisting of 26,905,517 shares of Class A Common Stock, 319,388 shares of Class B Common Stock and 319,388 shares of Class C Common Stock. Set forth below is certain information concerning beneficial owners, other than the Company’s directors or executive officers, of more than five percent of the Company’s outstanding common stock:

Amount and
Nature of
Title of	Name and	Beneficial		Percent of
Class	Address of Beneficial Owner	Ownership		Class
Class A	Security Investors, LLC
Common	One Security Benefit Place
Stock	Topeka, KS 66636-0001	2,288,200	(1)	8.5%	(1)
____________________

(1)
Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2008, Security Investors, LLC (“Security Investors”) reported aggregate beneficial ownership of 2,288,200 shares  of the Company’s Class A Common Stock outstanding as of December 31, 2008. Security Investors reported that it possessed sole voting and dispositive power over 2,288,200 shares of Class A Common Stock. Security Investors also reported that it did not possess shared voting or shared dispositive power over any shares beneficially owned.

Security Ownership of Management and Directors

Set forth below is information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 27, 2009, by each of the Company’s directors, director nominees and named executive officers, as well as the beneficial ownership of the Company’s common stock by all directors, director nominees and named executive officers as a group. Each person’s beneficial ownership includes:

▪	all shares the person actually owns (of record or beneficially);

▪	all shares over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

▪	all shares the person has the right to acquire within 60 days after April 27, 2009 (such as upon vesting of outstanding phantom shares that are scheduled to vest within such period).

	Name of		Amount and Nature of	Percent of
Title of Class	Beneficial Owner		Beneficial Ownership	Class
Class A
Common Stock
	Robert E. Cauley		295,805	1.1
	G. Hunter Haas, IV		89,232	*
	Robert J. Dwyer		1,774,821	6.6
	Frank E. Jaumot	(1)	283,335	1.1

	All Directors and Executive Officers
	as a Group (2)		2,443,193	9.1%

	Name of		Amount and Nature of	Percent of
Title of Class	Beneficial Owner		Beneficial Ownership	Class
Class B
Common Stock
	Jeffrey J. Zimmer		207,602	65.0%
	Robert E. Cauley		111,786	35.0%
	All Directors and Executive Officers
	as a Group (2)		319,388	100.0%
____________________

*	Holdings represent less than 1% of the issued and outstanding shares of the Company’s Class A Common Stock.

(1)
  Includes 242,800 shares directly owned by Mr. Jaumot, 22,265 shares held in an IRA account for the benefit of Frank E. Jaumot, and 18,270 shares held in an IRA account for the benefit of Janet M. Jaumot, Mr. Jaumot’s wife.

(2)
  2,544 of the shares reported are shares pursuant to which a director or executive officer has a right to acquire ownership within 60 days. Also, to the Company’s knowledge, none of the shares reported are pledged as collateral.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers are required to file reports of initial ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission. To the Company’s knowledge, based solely on a review of copies of such reports filed with the Securities and Exchange Commission and written representations that no other reports were required, the required filings of all such directors and executive officers were filed timely.

2008 Annual Report

The Company’s 2008 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 2008 Annual Report, however, is not part of the proxy solicitation material. A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which includes the Company’s consolidated financial statements for the year ended December 31, 2008, is contained in the 2008 Annual Report and is available on the Company’s website at www.biminicapital.com. You may obtain additional copies of our Annual Report on Form 10-K free of charge by directing your request in writing to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Important Notice Regarding Delivery of Stockholder Documents

In accordance with a notice sent to certain street name stockholders of the Company’s voting stock who share a single address, only one copy of this Proxy Statement and the Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Annual Report, he, she or it may contact the Company at 3305 Flamingo Drive, Vero Beach, Florida 32963, (772) 231-1400, and the Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact the Company at the contact information provided above if he, she or it would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of the Annual Report and Proxy Statement, you may also request householding in the future by contacting the Company’s corporate secretary.

Other Matters; Adjournments

So far as is known, no matters other than those described herein are expected to come before the 2009 Annual Meeting of Stockholders. It is intended, however, that the proxies solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or persons voting such proxies unless the stockholder has indicated on the Proxy Card that the shares represented thereby are not to be voted on such other matters. Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting. If the Annual Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn). The Company does not currently intend to seek an adjournment of the Annual Meeting.

Vero Beach, Florida April 30, 2009